UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21149

T. Rowe Price Retirement Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2017

Item 1. Report to Shareholders

Retirement Income 2020 Fund	June 30, 2017

The views and opinions in this report were current as of June 30, 2017. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our Email Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Manager’s Letter

Dear Shareholders

We would like to welcome our shareholders to the new Retirement Income 2020 Fund. The fund, which officially began operations on May 25, 2017, is designed to support regular monthly cash distributions throughout retirement using a managed payout system. We believe it may be an appropriate investment option for investors who prefer the familiar design of our Retirement 2020 Fund coupled with a convenient payout structure that converts fund assets into a regular income stream in retirement.

The Retirement Income 2020 Fund returned 0.33% in the brief period since its inception on May 25, 2017, and performed in line with its combined index portfolio. The combined index portfolio is composed of multiple indexes representing the underlying asset classes in which the fund invests. The composition of the fund’s combined index portfolio as of the end of the reporting period can be found in the glossary following this letter.

In future letters, we will provide more detail about the market environment, the fund’s performance, and its distributions during the reporting period. In light of the fund’s recent inception, however, we believe it would be appropriate in the current letter to explain some of the background, features, and benefits of the Retirement Income 2020 Fund.

IN-DEPTH RESEARCH

T. Rowe Price has been a leader in life-cycle investing for many years, starting with the introduction of our Retirement Funds in 2002. As part of our ongoing efforts to keep our investment solutions properly aligned with our clients’ objectives, we recognized a need for retirement-oriented investors to easily convert their accumulated assets into a regular income stream in retirement.

As a result, we made a substantial investment in research and development in search of solutions that provide a more convenient and automated income stream for retirees. We utilized a sophisticated set of analytical tools to optimize the development of our retirement income solutions. We looked closely at historical data as well as forward-looking simulations, evaluating the relative merit of various asset mixes, drawdown strategies, and payout structures. The Retirement Income 2020 Fund is the first solution to emerge from our ongoing analysis.

THE GLIDE PATH

From an investment perspective, the Retirement Income 2020 Fund is managed similarly to the Retirement 2020 Fund, one of T. Rowe Price’s larger suites of Retirement Funds. As a result, the Retirement Income 2020 Fund offers a professionally managed, age-appropriate balance of stocks and bonds, with an investment mix that shifts automatically over time to maintain this balance up to and through retirement. The fund seeks the highest total return over time consistent with an emphasis on both capital appreciation and income generation by investing in a broadly diversified portfolio of professionally managed stock and bond mutual funds.

Like our Retirement Funds, the Retirement Income 2020 Fund features an asset allocation glide path that automatically adjusts its investment mix over time, reducing exposure to stocks and increasing exposure to bonds as the target date approaches. The fund continues to adjust the investment mix for 30 years into retirement. This glide-path approach seeks asset growth and accumulation prior to retirement, gradually shifting to an income-oriented allocation to support periodic cash distributions during a potentially lengthy retirement. To address risks posed by inflation and longer life spans, the strategy utilizes a modestly higher equity allocation than some of our industry peers, typically around 55% at the expected retirement date. The fund reaches its most conservative planned allocation 30 years after its stated retirement year. At this point, the allocation to stocks remains fixed at 20%, with the remainder in bonds.

The strategic allocations reflected in the fund’s glide path are referred to as “neutral” allocations and can be found in the glossary following this letter. Periodically, T. Rowe Price’s Asset Allocation Committee, which includes some of the firm’s most senior investment professionals, makes modest tactical changes to the neutral allocations based on its assessment of global economic and market conditions, resulting in “target” allocations. The actual allocations may differ from the target allocations due to market conditions, the trading environment, and other factors. Target and actual allocations for each fund appear later in this report.

IMPORTANT FIXED INCOME ENHANCEMENTS

We recently completed an in-depth analysis of our fixed income portfolio design and identified several opportunities to reduce overall portfolio risk and enhance risk-adjusted returns across the retirement glide path.

As a result of these efforts, we plan to incorporate additional fixed income strategies into our underlying investment portfolios in order to expand our opportunities to add value on behalf of our clients. These will include hedged international bonds, long-duration U.S. Treasuries, bank loans, and a nontraditional bond strategy. By incorporating a broader opportunity set, our goal is to increase the diversification benefits for our funds. (Diversification cannot guarantee a profit or protect against loss in a declining market.)

We also plan to implement an approach to fixed income allocation that changes along the glide path as the equity allocation changes. Each of the fixed income sectors in which we invest tends to behave differently due to their varied relationships to interest rates, equity markets, and other fixed income sectors. By varying the weights of our underlying fixed income strategies based on the equity allocation, our goal is to take advantage of the distinct behaviors of particular fixed income sectors to improve the investment outcomes for our shareholders.

We expect to begin implementing these enhancements to the fixed income allocation of the Retirement Income 2020 Fund in the fourth quarter of 2017, although the transition to the new structure will occur over an extended period of time.

THE MANAGED PAYOUT STRUCTURE

The fund utilizes a managed payout program to distribute regular cash payments once a month throughout each calendar year. The payout strategy targets 12 equal monthly dividend payments that total an annual payout of approximately 5% of the fund’s average net asset value over the previous five years. (The similarly managed Retirement 2020 Fund will be referenced for the calculation as necessary until the Retirement Income 2020 Fund has five years of operating history.) We expect the monthly dividend amount expressed in terms of dollars per share to remain constant from month to month in a given calendar year, but it could increase or decrease each January based on the fund’s historical performance and its net asset value.

The Retirement Income 2020 Fund is designed to support an income stream without meaningfully depleting principal early in retirement. Our research indicates that a 5% annual distribution rate balances the need to provide an income stream sizable enough to meaningfully support income needs of well-prepared individuals with the risks of providing a payout that is greater than the investment strategy can support over the long term.

As the fund’s allocation becomes more conservative into retirement, there could be increased reliance on principal to generate income. Since distributions will be made from fund assets and shareholders are not expected to reinvest these distributions in additional fund shares, the fund’s monthly cash distributions will reduce the amount of assets available for investment by the fund. In certain years, achieving the targeted annual payout rate through 12 equal monthly dividend payments may result in a drawdown on investment principal.

Please note: The principal amount from which the income stream is generated can vary due to the size of the investments, any fund redemptions, annual distributions, market conditions, and investment performance. As a result, there is no guarantee of principal for investors and no guarantee that the fund will provide a fixed or stable level of cash distributions at any time or over any particular period of time. In addition, defined contribution plan investors should note that the income provided by the fund is not designed to satisfy any required minimum distributions (RMDs) applicable to your retirement accounts.

PORTFOLIO POSITIONING

The T. Rowe Price Asset Allocation Committee regularly evaluates the relative attractiveness of major asset classes over a 6- to 18-month time horizon and periodically makes tactical adjustments to the fund’s mix of underlying assets. As of June 30, 2017, our asset allocation positions are summarized as follows:

●

Favor bonds over stocks: A low-yield environment and rising interest rates suggest modest returns for bonds, but equity valuations appear extended. Economic growth remains subdued and uncertain as some global central banks move to rein in accommodative policies, which could put upward pressure on yields. The likelihood of pro-growth economic and fiscal policies fueling further upside in equities is in doubt.

Among stocks:

●

Favor international over U.S.: International stocks benefit from signs of improved economic fundamentals, stronger corporate earnings, and diminished political risks. Many international developed markets are earlier in the economic cycle than the U.S., supported by broadly accommodative monetary policies and reasonable valuations. Uncertain Brexit negotiations lie ahead, but the eurozone’s economy and earnings have improved and political risks have eased.

●

Favor developed over emerging markets: Some risks for emerging markets stocks have receded, but absolute valuations are expensive and commodity weakness remains a concern. Valuations and further weakness in energy and commodities prices could weigh on emerging markets. Risks from a stronger U.S. dollar, higher developed market interest rates, and the impact of protectionist trade policies on global trade and capital flows remain credible but have abated somewhat in recent months.

●

Favor global equity over real assets: A long-term supply/demand imbalance still weighs on energy and commodities prices. The potential for increased U.S. infrastructure spending is supportive, but its ultimate form, timing, and scope remain uncertain. Higher energy prices have been challenged by a sharp U.S. production response, reigniting concerns about global oversupply and pricing pressures.

●

Favor small-caps over large-caps: More attractive valuations and stronger free cash flow yields are more compelling for U.S. small-caps versus large-caps. Increased U.S. fiscal spending and lower corporate taxes could fuel small-cap outperformance given their greater sensitivity to the domestic economy and higher marginal tax rates. Economic growth and stimulative monetary policies may benefit international small-caps.

●

Favor U.S. value over U.S. growth: Growth stocks still hold broadly favorable valuations, and expectations for economic growth remain modest. The postelection rally in lower-quality value sectors faded, and growth sectors have outperformed again in 2017. Increased spending, tax cuts, and deregulation should support cyclical sectors like financials and energy, but required legislative approval remains uncertain.

●

Favor international value over international growth: Overseas value stocks enjoy favorable valuations versus more expensive growth sectors, although certain areas face headwinds. Valuations for overseas value stocks remain broadly attractive as growth sectors such as consumer staples appear increasingly expensive. However, value sectors like financials and energy face headwinds from modest global growth and global commodities oversupply.

Among bonds:

●

Neutral between U.S. investment grade and U.S. high yield: High yield valuations are trending above historical averages after strong performance despite weak energy prices. While high yield bonds continue to offer a yield advantage over investment grade, there is less opportunity now for further appreciation. Additionally, high yield bonds remain vulnerable to a further pullback in commodity prices.

●

Neutral between U.S. investment grade and emerging markets: Emerging markets debt features attractive yields and improving fundamentals, but valuations are less compelling. A risk-on environment after the 2016 U.S. elections and improved economic fundamentals boosted emerging markets bonds, but renewed weakness in commodities prices and concerns about rising protectionism, higher developed market interest rates, and a stronger U.S. dollar pose ongoing risks.

●

Favor U.S. investment grade over nondollar: Bond yields and extended duration profiles outside the U.S. continue to offer an unattractive risk/return profile. Yield and duration favor U.S. investment-grade debt. U.S. dollar strength has declined but may find support as the Federal Reserve tightens policy. Improving economic growth and expectations of initial monetary tightening in Europe could increase yields and boost the euro.

OUTLOOK

Global economic growth gained some positive momentum toward the end of 2016, and this has continued into 2017 as data show improvements across most developed and emerging markets—an uncommon synchronization in the current economic cycle.

The U.S. economy grew at a 1.4% annualized rate in the first quarter of 2017, and we expect a pickup in growth over the remainder of the year. A positive trend for corporate earnings growth should last through the second half of 2017. The Fed signaled a modest pace for interest rate increases over the remainder of 2017 and into 2018, and there is considerable uncertainty surrounding the likelihood, final form, and ultimate impact of the Trump administration’s growth proposals.

In Europe, growth expectations are improving, with support from resilient household consumption, increased business investment, and stronger global trade. Recent strength in the euro could weigh on Europe’s export sector, and upcoming Brexit negotiations continue to be a looming concern. Long-term structural issues such as high debt and elevated unemployment continue to plague growth in many European countries.

Japan’s economy grew in the first quarter of 2017, supported by stronger exports and improvements in consumer, business, and government spending. Japanese corporations are showing positive movement toward improving corporate governance and enhancing shareholder value. However, tepid wage growth and stubbornly low inflation indicate that broader improvement is still pending.

Emerging markets growth should improve broadly in 2017, although commodity export-oriented economies may be challenged by any persistent decline in energy prices. Concerns about protectionist trade policies, higher developed markets interest rates, and a stronger U.S. dollar pose ongoing risks. We note that country-specific conditions vary in terms of economic growth, monetary and fiscal policy flexibility, dependence on commodity exports, and progress toward structural reforms.

As we welcome our new shareholders to the Retirement Income 2020 Fund, we reaffirm our belief that the broad diversification of our portfolios across asset classes, regions, and countries—combined with fundamental research, active security selection, and our tactical adjustments to the fund’s allocations—should help us generate attractive risk-adjusted returns and support a stable income stream in retirement.

Respectfully submitted,

Jerome A. Clark
Co-portfolio manager and member of the funds’ Investment Advisory Committee

Wyatt A. Lee
Co-portfolio manager and member of the funds’ Investment Advisory Committee

July 18, 2017

RISKS OF INVESTING

The Retirement Income 2020 Fund’s investment in many underlying funds means that it will be exposed to the risks of different areas of the market. As with all stock and bond mutual funds, the fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Investors should note that the higher a fund’s allocation to stocks, the greater the risk.

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

Funds that invest overseas may carry more risk than funds that invest strictly in U.S. assets. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged index that tracks domestic investment-grade bonds, including corporate, government, and mortgage-backed securities.

Bloomberg Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index: An unmanaged index composed of U.S. Treasury inflation protected securities with maturities between one year and five years.

Combined index portfolio: Unmanaged blended index portfolios created as custom benchmarks for the Retirement Income 2020 Fund. As of June 30, 2017, the combined index portfolio was composed of the following indexes: 43.0% Russell 3000 Index, 31.5% Bloomberg Barclays U.S. Aggregate Bond Index, 7.0% Bloomberg Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index, and 18.5% MSCI All Country World Index ex USA.

Credit Suisse High Yield Index: An index that tracks the performance of domestic noninvestment-grade corporate bonds.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

MSCI All Country World Index ex USA: An unmanaged index that measures equity market performance of developed and emerging countries, excluding the United States.

MSCI Emerging Markets Index: A capitalization-weighted index of stocks from 23 emerging market countries that only includes securities that may be traded by foreign investors.

Neutral allocation: The asset allocations reflected in the Retirement Income 2020 Fund’s glide path are referred to as “neutral” allocations. As of June 30, 2017, the fund’s neutral allocations were as follows: 61.5% stocks and 38.5% bonds and cash.

Russell 1000 Index: An index that tracks the performance of the 1,000 largest companies in the Russell 3000 Index.

Russell 2000 Index: An unmanaged index that tracks the stocks of 2,000 small U.S. companies.

Russell 3000 Index: An index that tracks the performance of the 3,000 largest U.S. companies, representing approximately 98% of the investable U.S. equity market.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Note: Bloomberg Index Services Ltd. Copyright 2017, Bloomberg Index Services Ltd. Used with permission.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Performance and Expenses

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS (1)

(Cost and value in $000s)

	Percent of Net Assets	Shares	$ Value
EQUITY MUTUAL FUNDS 59.3%			
T. Rowe Price Equity Index 500 Fund	18.1%	3,355	218
T. Rowe Price Growth Stock Fund	6.7	1,264	81
T. Rowe Price Overseas Stock Fund	5.6	6,400	67
T. Rowe Price Value Fund	5.4	1,797	66
T. Rowe Price International Value Equity Fund	5.3	4,419	64
T. Rowe Price International Stock Fund	5.0	3,330	60
T. Rowe Price Mid-Cap Value Fund	2.4	971	29
T. Rowe Price Mid-Cap Growth Fund (2)	2.4	335	29
T. Rowe Price Emerging Markets Stock Fund	2.2	711	27
T. Rowe Price Small-Cap Stock Fund	1.7	419	20
T. Rowe Price Small-Cap Value Fund	1.6	408	19
T. Rowe Price Real Assets Fund	1.5	1,624	18
T. Rowe Price New Horizons Fund (2)	1.4	332	17
Total Equity Mutual Funds (Cost $713)			715
BOND MUTUAL FUNDS 39.4%			
T. Rowe Price New Income Fund	23.1	29,333	278
T. Rowe Price Limited Duration Inflation Focused Bond Fund	6.9	16,586	83
T. Rowe Price High Yield Fund	3.2	5,805	39
T. Rowe Price Emerging Markets Bond Fund	3.2	3,090	39
T. Rowe Price International Bond Fund	3.0	4,001	36
Total Bond Mutual Funds (Cost $476)			475
SHORT-TERM INVESTMENTS 0.6%			
T. Rowe Price U.S. Treasury Money Fund, 0.61% (3)	0.6	6,986	7
Total Short-Term Investments (Cost $7)			7
Total Investments in Securities 99.3% of Net Assets (Cost $ 1,196)			**$ 1,197**

(1) Each underlying Price fund is an affiliated company; the fund is invested in the I Class of each underlying Price fund.

(2) Non-income producing

(3) Seven-day yield

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Retirement Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). T. Rowe Price Retirement Income 2020 Fund (the fund) is a diversified, open-end management investment company and is one of the portfolios established by the corporation. The fund incepted on May 25, 2017. The fund invests in a portfolio of other T. Rowe Price stock and bond funds (underlying Price funds) that represent various asset classes and sectors. The fund’s allocation among underlying Price funds will change, and its asset mix will become more conservative over time. The fund seeks to provide monthly income.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations of the underlying Price funds are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale of the underlying Price funds.

Investment Transactions and Investment Income Income and expenses are recorded on the accrual basis. Income and capital gain distributions from the underlying Price funds are recorded on the ex-dividend date. Dividends received from underlying Price fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Purchases and sales of the underlying Price funds are accounted for on the trade date. Gains and losses realized on sales of the underlying Price funds are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense.

Distributions Distributions to shareholders are recorded on the ex-dividend date. The fund declares and pays monthly distributions based on a specified payout rate of approximately 5% of the fund’s average net asset value over the prior five years. The monthly distribution rate per share is expected to remain constant from month to month for a particular calendar year and is reset annually each January based on the fund’s historical average net asset value over the previous five years (or, until the fund has five years of operating history, the average net asset value of a similarly managed fund). Effective May 22, 2017, the monthly distribution rate is $0.0329 per share. The estimated sources of each distribution are communicated to shareholders monthly; at fiscal year-end, distributions are re-characterized to ordinary income, capital gain, and return of capital (if any) to reflect their tax character and shareholders are notified of the final sources of the per share distributions. A capital gain distribution may also be declared and paid by the fund annually.

New Accounting Guidance In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures in investment company financial statements. Compliance with the guidance is effective for financial statements related to periods ending on or after August 1, 2017; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued, and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Investments in the underlying Price funds are valued at their closing NAV per share on the day of valuation. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values. On June 30, 2017, all of the investments in underlying Price funds were classified as Level 1, based on the inputs used to determine their fair values.

NOTE 3 - INVESTMENTS IN UNDERLYING PRICE FUNDS

Purchases and sales of the underlying Price funds during the period ended June 30, 2017, aggregated $1,217,000 and $22,000, respectively.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At June 30, 2017, the cost of investments for federal income tax purposes was $1,196,000. Net unrealized gain aggregated $1,000 at period-end, of which $3,000 related to appreciated investments and $2,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates, directly or through sub-advisory agreements with its wholly owned subsidiaries, also provides investment management services to all the underlying Price funds. Certain officers and directors of the fund are also officers and directors of Price Associates and its subsidiaries and the underlying Price funds.

The fund pays no management fees; however, Price Associates receives management fees from the underlying Price funds. In addition to its operating expenses, the fund indirectly bears its proportionate share of the management fees received by Price Associates and operating costs of the underlying Price funds in which it invests.

The fund is subject to an operating expense limitation pursuant to which Price Associates is contractually required to pay all direct operating expenses of the fund (excluding interest, expenses related to borrowings, taxes, and brokerage, and other non-recurring expenses permitted by the amended management agreement) to the extent such operating expenses, on an annualized basis, exceed 0.25% of average daily net assets. This agreement will continue until April 30, 2020, and may be renewed, revised, or revoked only with approval of the fund’s Board. The fund is required to repay Price Associates for expenses previously paid to the extent the fund’s net assets grow or expenses decline sufficiently to allow repayment without causing the fund’s operating expenses to exceed the operating expense limit. However, no repayment will be made more than three years after the date of a payment.

Pursuant to this agreement, $21,000 of expenses were paid by Price Associates during the period ended June 30, 2017, and remain subject to repayment by the fund.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the six months ended June 30, 2017, expenses incurred pursuant to these service agreements were $6,000 for Price Associates and less than $1,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund does not invest in the underlying Price funds for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying Price fund’s net assets. At June 30, 2017, the fund held less than 25% of the outstanding shares of any underlying Price fund.

As of June 30, 2017, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 100,000 shares of the fund, representing 83% of the fund’s net assets.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

At an in-person meeting held on October 24, 2016 (Meeting), the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the initial investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice.

In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services that were expected to be provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services expected to be provided by the Advisor.

Costs, Benefits, Fees, and Expenses
Under the Advisory Contract, the Advisor would not receive management fees directly from the fund, but the fund will bear its proportionate share of the fees and expenses of the underlying T. Rowe Price funds in which it invests and pays its own expenses of operations (subject to a contractual expense limitation agreed to by the Advisor on the fund’s operating expenses). The Board noted that the Advisor will receive management fees from other T. Rowe Price funds in which the fund will invest.

The Board was provided with information regarding industry trends in management fees and expenses. The Board reviewed comparisons of the fund’s proposed fee structure relative to similarly managed competitor funds and T. Rowe Price funds. On the basis of the information provided and the factors considered, the Board concluded that the fee structure was reasonable and approved the initial Advisory Contract for the fund.

Approval of the Advisory Contract
As noted, the Board approved the initial Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its future shareholders for the Board to approve the Advisory Contract.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Retirement Funds, Inc.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 21, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 21, 2017

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	August 21, 2017